UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2018

PIVOT PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-161157	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 West 6th Avenue, Vancouver, British Columbia, Canada	V6H 1A6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 805-7783

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We previously filed a Form 8-K on March 12, 2018, reporting our acquisition of Pivot Naturals, LLC (formerly ERS Holdings, LLC (“ERS”), a California limited liability company. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 28, 2018, we completed the acquisition of ERS Holdings, LLC (“ERS”) pursuant to an Exchange Agreement dated as of February 10, 2018 among Pivot Pharmaceuticals Inc. (“Pivot”), ERS and the members of ERS. As consideration for the purchase, we paid $333,333 in cash on closing and will pay an additional $333,333 six and twelve (12) months after closing. In addition, we also issued 5,000,000 shares of our common stock. ERS has developed a patented technology called “RTIC” Ready-To-Infuse-Cannabis, relating to the transformation of cannabis oil into powder for infusion into a variety of food and beverage products such as capsules, K-Cups, stick packs, baked mixes, liquid shots, protein shakes, topicals, lotions, and bottled beverages.

Item 3.02 Unregistered Sales of Equity Securities

Effective February 28, 2018, we issued 5,000,000 shares of common stock to the members of ERS as consideration for the shares of ERS acquired from such members of ERS. We relied on Regulation D and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(a)	Audited financial statements of business acquired for the years ended December 31, 2017 and 2016
(b)	Combined pro-forma financial information (unaudited) for the year ended January 31, 2018 reflecting amounts as if the acquisition had occurred previously.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIVOT PHARMACEUTICALS INC.

/s/ Patrick Frankham
Patrick Frankham
Chief Executive Officer

Date: May 16, 2018

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)

Report of Independent Registered Public Accounting Firm and

Financial Statements

Years ended December 31, 2017 and 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Board of Directors and Shareholders of Pivot Naturals, LLC (formerly ERS Holdings, LLC):

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Pivot Naturals, LLC (formerly ERS Holdings, LLC) (“the Company”) as of December 31, 2017 and 2016, the related statements of operations, members’ capital (deficit), and cash flows for each of the years in the two-year period ended December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Sadler, Gibb & Associates, LLC

We have served as the Company’s auditor since 2018 (as this is the date we were engaged to audit ERS)

Salt Lake City, UT

May 16, 2018

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)

Balance Sheets

	December 31,	December 31,
	2017	2016
	$	$
Assets

Current assets
Cash	2,306	1,347
Amounts receivable	-	650

Total current assets	2,306	1,997

Equipment (Note 3)	4,196	8,716

Total assets	6,502	10,713

Liabilities and Members' Capital

Current liabilities
Accounts payable and accrued liabilities	52,233	3,445
Loan payable - related party (Note 4)	15,925	6,000

Total liabilities	68,158	9,445

Total members' (deficit) capital	(61,656)	1,268

Total liabilities and members' capital	6,502	10,713

Nature of operations and continuance of business (Note 1)

Subsequent event (Note 6)

(The accompanying notes are an integral part of these financial statements)

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)

Statements of Operations

	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
	$	$

Revenues	-	-

Expenses
Depreciation	950	1,270
General and administrative	3,757	10,908
Professional fees	47,566	74,862
Research and development	7,081	27,106
Salary and wages	-	61,598

Total expenses	59,354	175,744

Net loss before other items	(59,354)	(175,744)

Other expense
Impairment of equipment	(3,571)	-
Write-off of due from related party (Note 5)	-	(25,728)

Total other expense	(3,571)	(25,728)

Net loss	(62,925)	(201,472)

(The accompanying notes are an integral part of these financial statements)

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)

Statement of Members’ (Deficit) Capital

	Members'	Accumulated
	Capital	Deficit	Total
	$	$	$

Balance - December 31, 2015	150,000	(151,713)	(1,713)

Member interests issued for cash	174,453	-	174,453
Member interests issued for services	30,000	-	30,000
Net loss	-	(201,472)	(201,472)

Balance - December 31, 2016	354,453	(353,185)	1,268

Net loss	-	(62,925)	(62,925)

Balance - December 31, 2017	354,453	(416,110)	(61,656)

(The accompanying notes are an integral part of these financial statements)

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)

Statements of Cash Flows

	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
	$	$

Net loss	(62,925)	(201,472)

Operating activities
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	950	1,270
Impairment of equipment	3,571	-
Member interest issued for services	-	30,000
Changes in operating assets and liabilities
Amounts receivable	650	(650)
Accounts payable and accrued liabilities	48,788	3,445

Net cash used in operating activities	(8,966)	(167,407)

Financing activities
Proceeds from loan payable - related party	9,925	-
Member interests issued for cash	-	174,453

Net cash provided by financing activities	9,925	174,453

Investing activities
Purchase of equipment	-	(5,700)

Net cash used in investing activities	-	(5,700)

Increase in cash	959	1,347

Cash - beginning of year	1,347	-

Cash - end of year	2,306	1,347

Supplemental disclosures:
Interest paid	-	-
Income tax paid	-	-

(The accompanying notes are an integral part of these financial statements)

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)

Notes to the Financial Statements

Years Ended December 31, 2017 and 2016

1. Nature of Operations and Continuance of Business

Pivot Naturals, LLC (formerly ERS Holdings, LLC) (the “Company”) was established as a California limited liability company on May 21, 2015. The Company is a development stage biopharmaceutical company engaged in the development and commercialization of therapeutic pharmaceutical products.

These financial statements have been prepared on the going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As at December 31, 2017, the Company has a working capital deficit of $65,852 and an accumulated deficit of $416,110. The continued operations of the Company are dependent on its ability to generate future cash flows or obtain additional financing. These factors raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recorded assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from members sufficient to meet its minimal operating expenses However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

2. Significant Accounting Policies

(a) Basis of Presentation

The financial statements and the related notes of the Company are prepared in accordance with generally accepted accounting principles in the United States and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

(b) Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c) Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. As at December 31, 2017 and 2016, the Company had no cash equivalents.

(d) Equipment

Equipment is comprised of laboratory equipment and is recorded at cost. The Company amortizes the cost of equipment on a declining basis over its estimated useful life of six years.

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)

Notes to the Financial Statements

Years Ended December 31, 2017 and 2016

2. Significant Accounting Policies (continued)

(e) Long-lived Assets

In accordance with Accounting Standards Codification (“ASC”) 360, “Property, Plant and Equipment”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value, which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

(f) Stock-based Compensation

The Company records stock-based compensation in accordance with ASC 718, Compensation – Stock-Based Compensation, using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

(g) Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2017 and 2016, the Company had no items representing comprehensive income or loss.

(h) Revenue Recognition

Revenue is recognized when significant risks and rewards of ownership of goods have been transferred to the buyer, the amount of revenue can be measured reliably, it is probable that economic benefits associated with the transaction will flow to the Company and the costs incurred or to be incurred in respect of the transaction can be measured reliably. As at December 31, 2017, deferred revenues included in accounts payable and accrued liabilities were $21,100 (2016 - $1,250).

(i) Research and Development Costs

Research costs are expensed in the period that they are incurred.

(j) Income Taxes

The Company is recognized as an S-Corporation by the Internal Revenue Service; therefore, the Company’s members are liable for federal and state income taxes on the Company’s taxable income. The Company files federal and state income tax returns in the United States. During the years ended December 31, 2017 and 2016, there were no charges for interest or penalties.

(k) Financial Instruments and Fair Value Measures

ASC 820, Fair Value Measurements, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)

Notes to the Financial Statements

Years Ended December 31, 2017 and 2016

2. Significant Accounting Policies (continued)

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, accounts payable and accrued liabilities and due to related parties. Pursuant to ASC 820, the fair value of cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

(l) Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3. Equipment

Laboratory
Equipment
COST	$

Balance - December 31, 2015	4,287
Additions	5,700

Balance - December 31, 2016	9,987
Impairment	(4,287)

Balance - December 31, 2017	5,700

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PIVOT NATURALS, LLC (FORMERLY ERS HOLDINGS, LLC)
Notes to the Financial Statements

Years Ended December 31, 2017 and 2016

3. Equipment (continued)

Laboratory
Equipment
ACCUMULATED DEPRECIATION	$

Balance - December 31, 2015	-
Additions	(1,271)

Balance - December 31, 2016	(1,271)
Additions	(950)
Impairment	717

Balance - December 31, 2017	(1,504)

Net book value, December 31, 2016	8,716

Net book value, December 31, 2017	4,196

Depreciation expense included as a charge to income was $950 and $1,270 for the years ended December 31, 2017 and 2016, respectively.

4. Loan Payable

As at December 31, 2017, the Company owed $16,285 (2016 - $6,360) to a member of the Company in the form of loan payable and accrued interest. $6,000 of the loan payable bears interest at 6% per annum and the remainder is non-interest bearing. The loan payable is unsecured and is due upon sale of the Company or when the Company has sufficient operating capital for repayment.

5. Related Party Transactions

During the year ended December 31, 2016, the Company wrote off advances made to the Fenix Group, a non-profit organization incepted to conduct all cannabis related activity of the Company as required by California Proposition 215, also known as the Compassionate Use Act of 1996, and California Senate Bill 420.

6. Subsequent Event

On February 28, 2018, the Company was acquired by Pivot Pharmaceuticals Inc. (“Pivot”), a British Columbia corporation, pursuant to an Exchange Agreement dated as of February 10, 2018 among Pivot, the Company and the members of the Company. As consideration for the purchase, Pivot paid $333,333 in cash on closing, issued 5,000,000 shares of its common stock and will pay an additional $333,333 six and twelve (12) months after closing for total cash consideration of $1 million.

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UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Balance Sheet as at January 31, 2018

Statement of Operations for the Year Ended January 31, 2018

Notes to the Unaudited Pro Forma Combined Financial Statements

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On February 28, 2018, Pivot Pharmaceuticals Inc. (“Pivot”) completed the acquisition of Pivot Naturals, LLC (formerly ERS Holdings, LLC) (“ERS”), California limited liability company, pursuant to an Exchange Agreement dated as of February 10, 2018 among Pivot, the Company and the members of the Company. As consideration for the purchase, Pivot paid $333,333 in cash on closing, issued 5,000,000 shares of its common stock and will pay an additional $333,333 six and twelve (12) months after closing for total cash consideration of $1 million.

The following Unaudited Pro Forma Combined Financial Statements give effect to the aforementioned acquisition based on the assumptions and adjustments set forth in the accompanying notes to the Unaudited Pro Forma Combined Financial Statements, which management believes are reasonable. The Unaudited Pro Forma Combined Balance Sheet and Combined Statement of Operations, represents the combined financial position and operations of Pivot and ERS as of January 31, 2018 as if the acquisition occurred on February 1, 2017. These Unaudited Pro Forma Combined Financial Statements and accompanying notes should be read in conjunction with the audited historical financial statements and related notes of ERS, which are included in this document.

The Unaudited Pro Forma Combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the acquisition of ERS by Pivot had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the results of future operations.

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PIVOT PHARMACEUTICALS INC.

Combined Pro Forma Balance Sheet

As of January 31, 2018

	Pivot Pharmaceuticals Inc. $	Pivot Naturals, LLC (formerly ERS Holdings, LLC) $	Adjustments $	Notes	Total $
Assets
Current assets
Cash	64,511	2,229	1,000,000	(i)	733,407
			(333,333)	(ii)
Prepaid expense and other	84,742	–	–		84,742
Total current assets	149,253	2,229	666,667		818,149
Equipment	–	4,117	–		4,117
Intangible assets	234,564	–	6,149,999	(i)	6,384,563
Total assets	383,817	6,346	6,816,666		7,206,829

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable and accrued liabilities	217,921	52,233	–		270,154
Due to related party	10,104	15,925	–		26,029
Asset acquisition obligation	–	–	666,666	(ii)	666,666
Promissory note	201,175	–	–		201,175
Convertible debenture	–	–	1,000,000	(i)	1,000,000
Total liabilities	429,200	68,158	1,666,666		2,164,024

Stockholders’ Deficit
Common stock	8,263,767	354,453	5,150,000	(ii)	13,413,767
			(354,453)	(iii)
Additional paid-in capital	11,816,057	–	–		11,816,057
Accumulated other comprehensive income	593,728	–	–		593,728
Accumulated deficit	(20,718,935)	(416,266)	354,453	(iii)	(20,780,747)
Total stockholders’ equity (deficit)	(45,383)	(61,813)	5,150,000		5,042,805
Total liabilities and stockholders’ equity (deficit)	383,817	6,346	6,816,666		7,206,829

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PIVOT PHARMACEUTICALS INC.

Combined Pro Forma Statement of Operations

For the Year Ended January 31, 2018

	Pivot Pharmaceuticals Inc. $	Pivot Naturals, LLC (formerly ERS Holdings, LLC) $	Adjustments $	Notes	Total $

Revenue	–	–	–		–

Expenses
Amortization	25,075	1,029	–		26,104
Due diligence costs	8,750	–	–		8,750
Foreign exchange loss	101,466	–	–		101,466
General and administrative	344,868	3,939	–		348,807
Management fees	303,421	–	–		303,421
Professional fees	195,371	47,566	–		242,937
Research and development	70,304	6,916	–		77,220

Total expenses	1,049,255	59,450	–		1,108,705
Loss from operations	(1,049,255)	(59,450)	–		(1,108,705)
Other (expense) income
Amortization of discount on convertible debentures	(105,392)	–	–		(105,392)
Gain on change in fair value of derivative liabilities	204,711	–	–		204,711
Gain on disposal of asset	609,311	–	–		609,311
Gain on settlement of debentures	246,828	–	–		246,828
Interest expense	(27,385)	–	–		(27,385)

Total other (expense) income	928,073	–	–		928,073
Net loss	(121,182)	(59,450)	–		(180,632)

Other comprehensive income
Foreign currency translation adjustment	8,915	–	–		8,915
Net comprehensive loss	(112,267)	(59,450)	–		(171,717)

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PIVOT PHARMACEUTICALS INC.

Notes to the Unaudited Pro Forma Combined Financial Statements

1. BASIS OF PREPARATION

The Unaudited Pro Forma Combined Balance Sheet represents the combined financial position of Pivot and ERS as of January 31, 2018 as if the acquisition occurred on February 1, 2017.

The Unaudited Pro Forma Combined Statement of Operations represent the combined financial results of Pivot and ERS assuming that the acquisition took place on February 1, 2017.

2. PRO FORMA ADJUSTMENTS

(i)	Adjustment to record convertible debenture issued for the acquisition of ERS.

(ii)

Adjustment to record consideration for the acquisition of ERS, which includes 5,000,000 shares of common stock issued, $333,333 cash paid on closing date and a further $333,333 to be paid six (6) and twelve (12) months from closing date.

(iii)	Adjustment to eliminate members’ capital of ERS as of January 31, 2018

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